NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Large Cap Growth Fund

Supplement dated January 24, 2012
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1. Effective immediately, Michael Harris, CFA, Portfolio Manager at Wells Capital Management, Inc., shall no longer serve as a portfolio manager to the NVIT Multi-Manager Large Cap Growth Fund.  The reference to Mr. Harris found on page 3 of the Summary Prospectus is accordingly deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE